1 Western Union Acquisition of Travelex Global Business Payments July 5, 2011 Exhibit 99.1

Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,”
“provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual
Report on Form 10-K for the year ended December 31, 2010. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following:
changes in immigration laws, patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering, terrorist financing and anti-competitive behavior, and/or changing regulatory or enforcement interpretations of those laws; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules promulgated there-under; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; changes in general economic conditions and economic conditions in the regions and industries in which we operate; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; our ability to resolve tax matters with the Internal Revenue Service and other tax authorities consistent with our reserves; failure to comply with the settlement agreement with the State of Arizona; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the realization of anticipated financial benefits from these acquisitions; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; deterioration in consumers' and clients' confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; any material breach of security of or interruptions in any of our systems; our ability to attract and retain qualified key employees and to manage our workforce successfully; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; failure to implement agent contracts according to schedule; adverse rating actions by credit rating agencies; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-based payment providers and electronic and internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; cessation of various services provided to us by third-party vendors; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; significantly slower growth or declines in the money transfer market and other markets in which we operate; adverse consequences from our spin-off from First Data Corporation; decisions to change our business mix; catastrophic events; and management's ability to identify and manage these and other risks.

3 Western Union strategic growth areas Moving Money for Shareholder Value Consumer Money Transfer Business Payments Stored Value

Western Union strategic growth areas
•
Approximately $400 billion principal cross-border remittance market
(Aite Group)
•
Underserved consumers, migrants
•
Western Union (WU) brand, agent network, regulatory and compliance expertise, range of send and delivery options, consumer relationships
•
17% cross-border market share
•
C2C revenue 6% CAGR 2006-2010
•
$1.8 trillion total global principal market for all prepaid (Mercator
Advisory), rapid growth projected
•
Underserved consumers
•
WU brand, infrastructure, agent network, consumer relationships
•
Early stage development: over 1 million cards-in-force in the U.S.
•$24 billion revenue SME cross-border market (McKinsey & Co)
•Underserved customers: SMEs, mid-sized corporates, financial institutions
•WU brand, financial institution relationships, agent network, global licenses
•Approximately $400 million combined Western Union Business Solutions
(WUBS)/Travelex Global Business Payments (TGBP) revenues in 2012, a leading specialist provider of international business payments
Consumer
Money
Transfer
Stored
Value
Business-
to-Business
Payments

Western Union growth strategies
•
Agent location expansion
•
Strategic marketing
•
New consumer opportunities through electronic channels:
westernunion.com, account based money transfer (on-line
banking), mobile
Continued share gains in long-term growth market
•
Leverage brand, consumer relationships, global agent network
•
Build awareness, expand distribution over time in U.S.
•
International expansion plans in progress
Build position in rapidly developing market
•
Custom House acquisition in 2009 provided an entry
•
Acquisition of TGBP gives immediate scale, further reach, and added capabilities
Combined resources set stage for growth in large and
growing underserved market
Consumer
Money
Transfer
Stored
Value
Business-
to-Business
Payments

2008-2009
-21%
Global Trade (total merchandise and service exports)
$ Trillions
Source: World Trade Organization. Global Insights, June 2011
Globalization is driving rapid growth in
cross-border trade
2000-2009
CAGR +8%
2011-2015
CAGR +9%
2009-2010
+19%
0
5
10
15
20
25
30
35
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Global trade creates a need for B2B cross-border payments and FX

The market is significant and market
dynamics present opportunities
Global SME cross-border payments revenue estimated at
$24 billion and growing
- Similar size as consumer cross-border remittance market
Industry is fragmented
- Largely served by local banks
Customers are underserved
- Service, speed, accuracy, product offerings, price

Overview of Travelex Global Business
Payments
• A leading provider of international business-to-business payments
- Over 35,000 customers across 14 countries
- Headquartered in London
- Differentiated from traditional bank business-to-business payments due to strong value proposition: global reach, high service, accuracy, product capabilities; competitive pricing
• Business clients:
- Small & Medium Enterprises (SME) – small business owners (55% of revenues)
- Corporations – primarily mid-sized, typically up to £100 million of revenues
(24% of revenues)
- Distribution partners – including financial institutions, universities and law firms
(21% of revenues)
• Current principal geographic markets are the UK, U.S. and Australia
(75% of revenues)
• 2011 estimated revenues of approximately £150 million
• 2011 normalized EBITDA margin of approximately 30%

Financial Highlights –TGBP Acquisition
Acquisition Price The Global Business Payments division will be acquired from
Travelex Holdings Limited for £606 million in cash, primarily international cash.
Closing The transaction is expected to close in late 2011, subject to regulatory approvals and closing conditions.
Revenues WUBS/TGBP combined revenues in 2012 are expected to be approximately $400 million.
Revenue growth Combined revenues are expected to grow at an approximate
10% CAGR over the next 3 years.  Incremental growth once
strategies are fully implemented and integration activities are completed.
Integration Costs Approximately $70 million over 2 years (at current FX rate).
Synergies Significant annual synergies of $30 million are expected following integration.
Non-Cash Intangible Amort. Approximately $40 million annually beginning 2012.
EPS Dilutive to GAAP EPS by approximately $0.02 in 2011 and
approximately $0.04 in 2012 due to deal and integration
costs and non-cash acquisition related amortization (cash
accretive in 2012).
Accretive to GAAP EPS by approximately $0.04 in 2013.

The acquisition provides immediate
scale and expanded reach
Canada
United
States
United
Kingdom
Italy
Germany
France
Czech Republic
Switzerland
Poland
Malta
South
Africa
Japan
Hong Kong
Singapore
Australia
New Zealand
Philippines*
WUBS & TGBP Combined
Peru*
* Additional countries recently signed by Western Union for agent distribution.
UAE*
TGBP and WUBS combined will have immediate presence in 16 countries, representing over 50% of the revenue opportunity

TGBP-WUBS combination creates a
strong B2B foundation
• A leading specialist provider of international business payments
- Proven leadership and talent
- Combined sales force of 450 people
- Presence in 16 countries
• Strong product and functionality capabilities
• Extensive banking relationships and local payments networks
• Western Union complementary assets
- Strong global brand
- Financial strength
- Global licenses

The combined company accelerates the
business growth strategy
• Geographic expansion
- Combine WU licenses, brand strength, with TGBP capabilities to enter new markets
- Utilize WU agent network in certain countries
• Product expansion to existing customers
- Combined business offers more capabilities, enhanced product features
• New distribution opportunities
- Leverage TGBP capabilities and expertise with 3  party distributors (financial institutions,  law firms, universities) in new markets
- Capitalize on WU’s more than 1,000 financial institution relationships
- Gain access to new customers due to WU strong financial profile rd

WUBS-TGBP GBP Leadership
Raj Agrawal
General Manager, Western Union Business Solutions
Raj Agrawal is General Manager for Western Union Business Solutions (WUBS), a trusted global leader in foreign exchange and international business payments with clients operating in markets around the world.
Agrawal is responsible for leading the continued growth and expansion of all WUBS products and services worldwide.  Previously, he was responsible for regional global financial planning and analysis for Western
Union.  Agrawal has been with the company since 2006 and has held roles of increasing responsibility including treasurer and senior vice president for Finance in the EMEA/APAC region. Prior to joining Western
Union, he was in the dual role of treasurer and vice president of Investor Relations for Deluxe Corporation.
Agrawal  started his career in the automotive industry at General Motors Corporation in Michigan, USA, as
Senior Manufacturing Engineer. He later joined Chrysler Corporation, serving as Senior Financial Analyst and
General Mills, Inc., where he held a variety of positions including Assistant Treasurer.  Agrawal holds an MBA in Finance from Columbia University.
David Sear
Divisional Managing Director, Travelex Global Business Payments
David Sear is Divisional Managing Director for Travelex Global Business Payments. He has full responsibility for the division worldwide, which specializes in international and domestic payment and receipt processing services and solutions. Before moving to his current role, Sear was divisional managing director for the outsourcing division during which time his team substantially increased profitability and made Travelex the world-leader in the issuance of pre-paid currency cards for consumers and corporates. He joined Travelex in
March 2006 from Voca Ltd (previously BACS), where he helped to transform the company at the centre of the UK's payments industry. Prior to Voca, Sear was chief operating officer at WorldPay Group plc. He ran the company's operations as it established its position as a major global player in the adoption and development of e-Commerce. Sear also spent seven years as European managing director at Equifax
Cheque Services, the world's largest cheque guarantee company, and worked in retail operations for the
WH Smith Group for five years.